                                                                    EXHIBIT 99.3


[PRICEWATERHOUSECOOPERS LETTERHEAD]
New York, New York

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Stockholder and Board of Directors of National Discount Brokers Corporation:


In our opinion, the accompanying statement of financial condition and the related statements of operations, changes in stockholder's equity, changes in subordinated borrowings and cash flows present fairly, in all material respects, the financial position of National Discount Brokers Corporation, (the "Company"), at May 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules I and II is presented by management for the purpose of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ PRICEWATERHOUSECOOPERS LLP

July 20, 2000

NATIONAL DISCOUNT BROKERS CORPORATION                                          2
STATEMENT OF FINANCIAL CONDITION
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS

Cash                                                               $  1,125,795
Receivables
   Clearing broker                                                   26,906,016
   Other                                                              3,601,675
Securities owned, at market value                                        35,107
Receivable from Parent                                                1,943,780
Prepaid expenses                                                      9,271,206
Furniture, fixtures, equipment and leasehold improvements,
   net of accumulated depreciation of $12,757,286                    20,247,873
Computer software, net of accumulated amortization of $6,070,433     10,246,695
Deferred tax asset                                                    1,099,200
Other assets                                                          1,476,880
                                                                   ------------

     TOTAL ASSETS                                                  $ 75,954,227
                                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities
   Accounts payable and accrued expenses                           $ 15,251,941
   Securities sold, not yet purchased, at market value                   82,944
                                                                   ------------

     TOTAL LIABILITIES                                               15,334,885
                                                                   ------------

Subordinated borrowings                                               6,000,000
                                                                   ------------
Commitments and contingencies
Stockholder's equity
   Common stock - no par value; 200 shares authorized,
     100 shares issued and outstanding                                        -
   Additional paid-in capital                                        62,897,077
   Deficit                                                           (8,277,735)
                                                                   ------------

      TOTAL STOCKHOLDER'S EQUITY                                     54,619,342
                                                                   ------------

      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $ 75,954,227
                                                                   ============




   The accompanying notes are an integral part of these financial statements.

NATIONAL DISCOUNT BROKERS CORPORATION                                          3
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

Revenues
   Commissions                                                    $  72,474,409
   Interest income                                                   12,031,879
   Fee income                                                         6,094,867
   Firm securities transactions, net                                  3,969,871
   Other income                                                         201,021
                                                                  -------------

                                                                     94,772,047
                                                                  -------------
Expenses
   Compensation and benefits                                         24,561,316
   Clearance and related brokerage charges                           16,864,575
   Communications                                                    10,727,172
   Selling and marketing
     Advertising                                                     27,527,838
     Sales related travel and entertainment                             270,270
   Technology related
     Depreciation and amortization                                   13,113,697
     Equipment rental                                                 1,731,468
     Technology consulting fees                                       1,830,370
     Repairs and maintenance                                          3,069,464
   Other
     Professional fees                                                  729,663
     Occupancy costs                                                  3,298,229
     Other                                                            5,906,313
                                                                  -------------

                                                                    109,630,375
                                                                  -------------

Loss before income tax benefit                                      (14,858,328)
Income tax benefit                                                   (5,802,127)
                                                                  -------------

          NET LOSS                                                $  (9,056,201)
                                                                  =============



   The accompanying notes are an integral part of these financial statements.

NATIONAL DISCOUNT BROKERS CORPORATION                                          4
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
FOR THE YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

                                                    ADDITIONAL        RETAINED
                                       COMMON         PAID-IN         EARNINGS/
                                       STOCK          CAPITAL         (DEFICIT)           TOTAL
Balance at June 1, 1999             $        -     $ 12,577,077     $    778,466      $ 13,355,543

Net loss                                     -                -       (9,056,201)       (9,056,201)

Capital contributions by Parent              -       50,320,000                -        50,320,000
                                    ----------     ------------     ------------      ------------

Balance at May 31, 2000             $        -     $ 62,897,077     $ (8,277,735)     $ 54,619,342
                                    ==========     ============     ============      ============









   The accompanying notes are an integral part of these financial statements.

NATIONAL DISCOUNT BROKERS CORPORATION                                          5
STATEMENT OF CHANGES IN SUBORDINATED BORROWINGS
FOR THE YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------


Subordinated borrowings - June 1, 1999                               $ 6,000,000

Issuance (repayment) of subordinated borrowings                                -
                                                                     -----------

Subordinated borrowings - May 31, 2000                               $ 6,000,000
                                                                     ===========







   The accompanying notes are an integral part of these financial statements.

NATIONAL DISCOUNT BROKERS CORPORATION                                          6
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

Cash flows from operating activities
  Net loss                                                                    $ (9,056,201)
  Noncash items included in net loss
    Depreciation and amortization                                               13,113,697
    Deferred taxes                                                                (878,606)
  (Increase) decrease in operating assets
    Receivable from
      Clearing broker                                                          (17,422,715)
      Other                                                                     (2,368,533)
    Prepaid expenses                                                            (8,893,790)
    Securities owned                                                               296,943
    Receivable from Parent                                                      (1,883,700)
    Other assets                                                                  (989,053)
  Increase in operating liabilities
    Accounts payable and accrued expenses                                        9,837,162
    Payable to affiliates                                                           22,853
    Securities sold, not yet purchased                                              78,365
                                                                              ------------

        NET CASH USED IN OPERATING ACTIVITIES                                  (18,143,578)
                                                                              ------------

Cash flows from investing activities
  Purchases of furniture, fixtures, equipment and leasehold improvements       (21,195,032)
  Purchases of computer software                                                (9,570,511)
                                                                              ------------

        NET CASH USED IN INVESTING ACTIVITIES                                  (30,765,543)
                                                                              ------------
Cash flows from financing activities
  Capital contribution by Parent                                                50,000,000
                                                                              ------------

        NET CASH PROVIDED BY FINANCING ACTIVITIES                               50,000,000
                                                                              ------------

        Net increase in cash                                                     1,090,879
Cash at beginning of year                                                           34,916
                                                                              ------------

Cash at end of year                                                           $  1,125,795
                                                                              ============
Supplemental disclosures of cash flow information
  Cash paid during the year for
    Income taxes                                                              $      3,000
                                                                              ============

    Interest                                                                  $    433,125
                                                                              ============

Supplemental disclosure of non-cash financing activities:
During February 2000, the Parent contributed $320,000 of additional paid-in-capital to the Company in the form of marketable securities.

   The accompanying notes are an integral part of these financial statements.

NATIONAL DISCOUNT BROKERS CORPORATION                                          7
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1.   ORGANIZATION AND BUSINESS

     National Discount Brokers Corporation, formerly Triak Services Corp., (the "Company") is a wholly owned subsidiary of National Discount Brokers Group, Inc. (the "Parent"). The Company is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company provides discount brokerage services to individual investors under the name NDB.com.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Commissions are recorded on a trade-date basis. The Company's securities owned and securities sold, not yet purchased are carried at market value. The difference between cost and market value is included in firm securities transactions in the statement of operations.

     Management estimates that the fair values of other financial instruments recognized on the statement of financial condition are approximated by their carrying values, as such financial instruments are short-term in nature, bear interest at current market rates or are subject to frequent repricing.

     Depreciation on furniture, fixtures, equipment and computer software is provided on the straight-line method over their estimated useful lives of
     2.5 to 5 years. Amortization of leasehold improvements is provided on the straight-line method over the terms of the leases or the estimated useful lives of the improvements, whichever is less.

     Deferred income taxes are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

     Certain reclassifications of fiscal 1999 amounts have been made for consistency with the current year's presentation.

NATIONAL DISCOUNT BROKERS CORPORATION                                          8
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

3.   FURNITURE, FIXTURES, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Furniture, fixtures, equipment and leasehold improvements at May 31, 2000 consisted of the following:

     Furniture, fixtures and equipment                              $ 30,539,086
     Leasehold improvements                                            2,466,073
                                                                    ------------
                                                                      33,005,159
     Less accumulated depreciation and amortization                   12,757,286
                                                                    ------------

                                                                    $ 20,247,873
                                                                    ============

4.   INCOME TAXES

     The Company is included in the consolidated Federal income tax return of the Parent and combined income taxes for certain states and localities. Separate tax returns are filed in certain states as required. Under the terms of the tax sharing agreement with its Parent, the Company is allocated a provision for income taxes based on the tax that would have been determined on a separate tax return basis. Benefits to the extent available in the consolidated tax return are credited to the Company on a pro rata basis.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At May 31, 2000, the Company had net deferred tax assets, which are primarily due to differences in the period in which depreciation, reserves and deferred compensation are deductible for book and tax purposes. In addition, the Company has a deferred tax asset for the future benefit of the Company's net operating loss carryforward for states in which the company files separate tax returns. A valuation allowance of approximately $534,000 has been established with respect to the portion of the net deferred tax asset related to the Company's net operating loss carryforward because management of the Company concluded that it was more likely than not that a portion of the benefit would not be realized.

     The income tax benefit for the year ended May 31, 2000, net of provision for the valuation allowance, consists of the following:

                                                STATE AND
                                FEDERAL           LOCAL            TOTAL

     Current                  $(4,260,953)     $  (662,568)     $(4,923,521)
     Deferred                      (7,606)        (871,000)        (878,606)
                              -----------      -----------      -----------

            TOTAL             $(4,268,559)     $(1,533,568)     $(5,802,127)
                              ===========      ===========      ===========

     The effective tax rate differs from the statutory tax rate primarily due to state and local taxes, net of Federal benefit.

NATIONAL DISCOUNT BROKERS CORPORATION                                          9
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

5.   NET CAPITAL AND CUSTOMER RESERVE REQUIREMENTS

     The Company is subject to the SEC's Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital. The Company computes its net capital requirement pursuant to the alternative method, which requires that the Company maintain minimum net capital equal to the greater of $250,000 or 2% of aggregate debit balances arising from customer transactions. Although net capital and aggregate debit balances change from day-to-day, at May 31, 2000, the Company had net capital of $12,715,936, which was $12,465,936 in excess of its required net capital of $250,000.

     The Company qualifies for the exemptive provisions for the computation for determination of reserve requirements for broker-dealers under subparagraph
     (k)(2)(ii) of the SEC Rule 15c3-3.

6.   EMPLOYEE BENEFIT PLAN

     The Company participates with affiliates in an employee deferred compensation plan covering substantially all employees, which qualifies under Section 401(k) of the Internal Revenue Code. The Company contributed approximately $45,000 for the year ended May 31, 2000.

7.   TRANSACTIONS WITH RELATED PARTIES

     The Company receives fees from an affiliate for introducing transactions. For the year ended May 31, 2000, the Company received approximately $6,896,000 from its affiliate for such transactions, which is included in commissions in the statement of operations. As of May 31, 2000, included in other assets on the statement of financial condition is approximately $428,000 receivable from its affiliate for the introducing transactions.

     The Company is charged a fee by the Parent and by an affiliate for administrative services based on the allocation of time spent by certain employees of the Parent and the affiliate on Company matters. In addition, the Company is allocated a benefit by the Parent for a portion of the savings the Parent received on the performance-based bonus owed by the Parent to its Chief Executive Officer which was reduced due to the Company's pre-tax loss during the year ended May 31, 2000.

     Finally, the Company is reimbursed by the Parent and its affiliate for the allocated share of advertising expense incurred by the Company on behalf of those entities. For the year ended May 31, 2000, the Company received approximately $4,877,000 for such allocations.

     During the year, the Parent acquired a principal trading position in the amount of $320,000. This position was subsequently transferred to the Company and recorded as a capital contribution at the Parent's original cost. The position was subsequently liquidated by the Company at a gain of approximate $3,470,000 which is included in revenues from principal transactions in the statement of operations.

     During the year ended May 31, 2000, the Company paid $7,500,000 to Go2Net, Inc. related to the Company's advertising plan. This amount is being charged to income over the term of the agreement. As of May 31, 2000, included in prepaid expenses on the statement of financial condition is approximately $5,625,000 in relation to the Go2Net agreement. Go2Net, Inc. is a stockholder of the

NATIONAL DISCOUNT BROKERS CORPORATION                                         10
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

     Parent and Russell C. Horowitz, Go2Net, Inc's Chairman and Chief Executive Officer, is a member of the Parent's Board of Directors.

     See Note 11 for additional related party disclosures.

8.   COMMITMENTS

     The Company has long-term noncancelable operating leases for rental of office space at its various locations expiring at various dates through 2014. All leases are subject to escalation for increases in taxes, fuel and other costs.

     Commitments for minimum lease payments under noncancelable operating leases as of May 31, 2000 are as follows:

     Fiscal year ending May 31,

     2001                                                          $  2,249,000
     2002                                                             1,936,000
     2003                                                             1,936,000
     2004                                                             1,936,000
     2005                                                             1,988,000
     Thereafter                                                      20,376,000
                                                                   ------------

                                                                   $ 30,421,000
                                                                   ============

     Rent expense for the year ended May 31, 2000 was approximately $2,470,000.

9.   CONTINGENCIES

     The Company has been named as a defendant in lawsuits and arbitration proceedings and is involved in investigations that relate to, among other things, possible violations of Federal and state securities laws and regulations, and other laws. The ultimate outcome of these legal proceedings and claims pending against the Company cannot be determined at this time, and the results of these legal proceedings and claims cannot be predicted with certainty. There can be no assurance that these legal proceedings or claims will not have a material adverse effect on the Company's results of operations in any future period, depending partly on the results for the period, and a substantial judgment could have a material adverse impact on the Company's financial condition and results of operations. However, it is the opinion of management, after consultation with outside legal counsel, that the ultimate outcome of these legal proceedings will not have a material adverse impact on the financial condition or operating results of the Company.

10.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

     In the normal course of business, the Company clears securities transactions through an unaffiliated clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between the

NATIONAL DISCOUNT BROKERS CORPORATION                                         11
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

     Company and its clearing broker, the clearing broker has the right to recover losses resulting from a counterparty's failure to fulfill its contractual obligations. The Company seeks to control the risk associated with its customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

     Credit exposure also may result in the event that the Company's clearing broker is unable to fulfill its contractual obligations. The subsequent settlement of open positions at May 31, 2000 had no material adverse effect on the financial position of the Company.

     During the normal course of business, the Company may sell securities which have not yet been purchased, which represent obligations of the Company to deliver the specified security at a later date, thereby creating a liability to purchase the security in the market at prevailing prices. Such transactions result in off-balance sheet market risk as the Company's ultimate obligation to satisfy the sale of securities sold, but not yet purchased, may exceed the amount recorded on the statement of financial condition. The Company seeks to control such market risk through the use of internal monitoring guidelines.

     Receivable from clearing broker, securities owned and securities sold, not yet purchased, on the statement of financial condition are held at one major clearing broker. Substantially all the cash on the statement of financial condition is held at one major financial institution.

     The Company does not engage in any derivative activities.

11.  SUBORDINATED BORROWINGS

     On December 31, 1996, the Company entered into a subordination agreement with the Parent in the amount of $3,000,000. The loan matures on December 31, 2001 and has a stated interest rate equal to the broker call rate. Subsequently, on March 31, 1997, the Company entered into a second subordination agreement with the Parent in the amount of $3,000,000. This loan, also with a stated interest rate equal to the broker call rate, matures on March 31, 2002. The weighted average broker call rate was 7.22% for the year. Interest expense on these subordinated borrowings amounted to approximately $433,000 for the year ended May 31, 2000.

     The subordinated borrowings have been approved by the NASD and are therefore included in the computation of net capital under the SEC's uniform net capital rule. These loans may be repaid only if, after giving effect to such repayments, the Company meets the SEC's net capital requirements.

NATIONAL DISCOUNT BROKERS CORPORATION
COMPUTATION OF NET CAPITAL PURSUANT TO SEC RULE 15c3-1
MAY 31, 2000                                                          SCHEDULE I
--------------------------------------------------------------------------------

Computation of net capital
   Total stockholder's equity                                  $54,619,342
   Subordinated loan                                             6,000,000     $60,619,342
                                                               -----------
   Deductions and/or charges
      Nonallowable assets
        Furniture, fixtures, equipment, computer software
          and leasehold improvements, net                       30,494,568
        Prepaid expenses                                         9,271,206
        Receivable from Parent                                   1,943,780
        Other assets and receivables                             6,179,255      47,888,809
                                                               -----------     -----------

            Net capital before haircuts on firm securities                      12,730,533

        Haircuts on firm securities                                                 14,597
                                                                               -----------

            Net capital                                                         12,715,936

Computation of alternative net capital requirements
   Minimum net capital requirement                                                 250,000
                                                                               -----------

   Excess net capital                                                          $12,465,936
                                                                               ===========
   Net capital in excess of 5% of aggregate
      debit items or 120% of minimum net capital
      requirements, whichever is greater                                       $12,415,936
                                                                               ===========


The above computation does not differ materially from the Company's computation of net capital filed with FOCUS Form X-17A-5 Part IIA as amended on July 20, 2000 with the National Association of Securities Dealers, Inc.

NATIONAL DISCOUNT BROKERS CORPORATION
EXEMPTION FROM THE RESERVE REQUIREMENT
FOR BROKERS AND DEALERS PURSUANT TO SEC RULE 15c3-3
MAY 31,2000                                                          SCHEDULE II
--------------------------------------------------------------------------------

The Company qualifies for exemption from the provisions of Rule 15c3-3 under subparagraph (k)(2)(ii). The Company was in compliance with conditions of this exemption for the period from June 1, 1999 to May 31, 2000.